UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No.1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2026
Ameresco, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34811	04-3512838
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street,	Suite 410,	Framingham,	MA	1701
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s telephone number, including area code: (508) 661-2200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.0001 per share	AMRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1033 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Ameresco, Inc. (the "Company") with the Securities and Exchange Commission on May 4, 2026 (the “Original Report”) related to the entry into a contribution and equity purchase agreement (the “Contribution Agreement”) between the Company and an affiliate of HA Sustainable Infrastructure Capital, Inc., a Delaware corporation (“HASI” and such affiliate, “JV Investor” and, collectively with AMRC Biogas Holdco and the other parties to the Contribution Agreement, the “Parties”) to form a new joint venture, Neogenyx Fuels LLC, a Delaware limited liability company (the “Joint Venture”) reported under Item 1.01 of Form 8-K.

The sole purpose of this Amendment is to file as an exhibit the Contribution Agreement that was described in the Original Report. Except as described in this Amendment, the information in the Original Report remains unchanged, and this Amendment does not provide any additional information or update any disclosures contained in the Original Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX
Exhibit No.	Description
2.1
Contribution and Equity Purchase Agreement, dated as of May 4, 2026, among Ameresco, Inc., AMRC Biogas Holdco LLC, HA Sustainable Infrastructure Capital Inc., HASI Celtic Investor LLC and Neogenyx Fuels LLC. # &

#	Certain schedules and similar attachments to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or other similar attachment to the U.S. Securities and Exchange Commission upon request. In addition, portions of this exhibit are redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The registrant agrees to promptly furnish supplementally an unredacted copy of the exhibit to the U.S. Securities and Exchange Commission upon request.
&	Portions of this exhibit are redacted pursuant to Item 601(b)(2)(ii) of Regulation S-K. The Company agrees to promptly furnish supplementally an unredacted copy of the exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERESCO, INC.
May 8, 2026	By:	/s/ Mark A. Chiplock
Mark A. Chiplock
Executive Vice President, Chief Financial Officer